UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 21, 2004
(December 15, 2004)

AIRNET SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13025	31-1458309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3939 International Gateway, Columbus, Ohio 43219
(Address of principal executive offices) (Zip Code)

(614) 237-9777
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.                                              Entry into a Material Definitive Agreement.

On December 15, 2004, AirNet Systems, Inc. (the “Registrant”) consummated the sale to Columbus Regional Airport Authority (the “Airport Authority”) of an approximately 78,000 square foot hangar/sort/office facility and related site improvements owned by the Registrant (the “Leasehold Improvements”) located on an approximately 12.205 acre tract of real property within Port Columbus International Airport in Columbus, Ohio (the “Port Columbus Facility”) which real property the Registrant leases from the Airport Authority.  In “Item 5.  Other Events and Regulation FD Disclosure” of the Current Report on Form 8-K dated February 20, 2004 and filed by the Registrant with the Securities and Exchange Commission (the “SEC”) on February 24, 2004 (the “February 2004 Form 8-K”), the Registrant had reported entering into the Leasehold Improvements Purchase Agreement with the Airport Authority, dated January 20, 2004 (the “Leasehold Improvements Purchase Agreement”), pursuant to which the Airport Authority would purchase the Leasehold Improvements from the Registrant for $3.85 million in December of 2004.  The purchase price for the Leasehold Improvements sold on December 15, 2004 for the $3.85 million purchase price in cash, was determined through arms’-length negotiations between the Registrant and the Airport Authority.  The Leasehold Improvements sold do not include (a) any aircraft or other personal property owned by the Registrant and located at the Port Columbus Facility or (b) emergency generators, air compressors, the vehicle lift in the auto garage, equipment in the engine rebuilding/cleaning area, flight simulators or shelving.

As disclosed in the February 2004 Form 8-K of the Registrant, the Registrant has entered into a Land Lease with the Airport Authority, dated as of January 20, 2004 (the “Rickenbacker Lease”), pursuant to which the Registrant is to lease an approximately 8.098 acre site at Rickenbacker International Airport (“Rickenbacker”) in Franklin and Pickaway Counties, Ohio.  The Rickenbacker Lease was amended by Amendment No. 1 to Land Lease, entered into to be effective as of April 5, 2004, pursuant to which the construction period for the new facility to be constructed by the Registrant was extended from twelve (12) to eighteen (18) months and the Registrant was granted additional rights to construct an apron area as part of the Ramp (as hereinafter described).  The Rickenbacker Lease is a net lease under which the Registrant will be responsible for all costs of operating the facilities it constructs on the premises leased at Rickenbacker, including utilities and real property taxes.  The Registrant has started construction of an approximately 132,000 square foot hangar complex on the premises leased at Rickenbacker.  The buildings which are constructed will be owned by the Registrant and the construction must be completed within eighteen (18) months following the commencement of construction on March 29, 2004.  As required by the terms of the Rickenbacker Lease, as amended, the Airport Authority constructed, at the Airport Authority’s expense, approximately ten acres of public aircraft parking ramp (the “Ramp”) adjacent to the premises leased by the Registrant.

As contemplated by the terms of the Leasehold Improvements Purchase Agreement, in order to facilitate the Registrant’s relocation of its aeronautical operations to Rickenbacker, effective as of December 15, 2004, the Registrant and the Airport Authority entered into a Lease Termination Agreement (the “Lease Termination Agreement”), pursuant to which the Lease Agreement between the City of Columbus and Jerry G. Mercer dated October 4, 1984, as modified by (a) Modification #1 dated June 11, 1985, (b) Modification #2 dated June 11, 1986, (c) Modification #3 dated May 15, 1987, (d) Modification #4 dated August 17, 1989, (e) Modification #5 dated December 15, 1994 and (f) Modification #6 dated September 1, 2002 (collectively, the “Original Port Columbus Lease”), in respect of the Port Columbus Facility real property leased by the Registrant from the Airport Authority, was terminated.  Under the Lease Termination Agreement, all rights-of-first refusal in favor of the Registrant to lease the Port Columbus Facility and certain adjoining premises under the terms of the Original Port Columbus Lease were extinguished and further liabilities of the Registrant and the Airport Authority, other than those obligations of the Registrant related to periods prior to December 15, 2004 in respect of fees and commissions for operations at Port Columbus and utilities and real property taxes for calendar years 2003 and 2004, were released.

As of December 15, 2004, the Registrant and the Airport Authority entered into a new Lease (the “New Port Columbus Lease”) in respect of the Port Columbus Facility, pursuant to which the Registrant will lease the real property associated with the Port Columbus Facility and the buildings and all other improvements thereon pending completion of the construction of the new facility at Rickenbacker.  The term of the New Port Columbus Lease commenced on December 15, 2004 and will terminate on the earlier to occur of (i) the date the Registrant moves into the Rickenbacker facility or (ii) August 31, 2005.  The New Port Columbus Lease will be rent free until May 15, 2005 and commencing May 16, 2005, the rent will be $30,000 per month.  The New Port Columbus Lease is a net lease under which the Registrant is responsible for all costs of operating the Port Columbus Facility, including utilities and real property taxes (if any).  The Airport Authority has agreed to apply for a real property exemption for the Port Columbus Facility for calendar year 2005.  If that exemption is granted, the Registrant will not have to make any real property tax payments for calendar year 2005.

Upon expiration of the term of the New Port Columbus Lease, the Registrant must restore approximately 1.5 acres of the Port Columbus Facility real property previously used by the Airport Authority as remote parking for the main terminal.  This restoration obligation includes pavement modification, fence relocation and striping of the pavement to return the area to public parking.

As described in the Registrant’s February 2004 Form 8-K, on February 20, 2004, the Registrant and the Airport Authority also entered into several other agreements ancillary to the Rickenbacker Lease.

The foregoing description of the Leasehold Improvements Purchase Agreement, the Lease Termination Agreement and the New Port Columbus Lease is qualified in its entirety by reference to the full and complete terms of those documents.  The Leasehold Improvements Purchase Agreement was filed as Exhibit 10.2 to the Registrant’s February 2004 Form 8-K.  The Lease Termination Agreement and the New Port Columbus Lease are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 1.02.                                              Termination of a Material Definitive Agreement.

Please see the description in “Item 1.01.  Entry into a Material Definitive Agreement” of this Current Report on Form 8-K related to the Lease Termination Agreement between the Registrant and the Airport Authority, pursuant to which the Original Port Columbus Lease was terminated.  That description is incorporated herein by reference.

Section 2 - Financial Information

Item 2.01.                                              Completion of Acquisition or Disposition of Assets.

Please see the description in “Item 1.01.  Entry into a Material Definitive Agreement” of this Current Report on Form 8-K related to the consummation of the transactions contemplated by the Leasehold Improvements Purchase Agreement, the Lease Termination Agreement and the New Port Columbus Lease, each between the Registrant and the Airport Authority.  That description is incorporated herein by reference.

Item 2.03.                                              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the description in “Item 1.01.  Entry into a Material Definitive Agreement” of this Current Report on Form 8-K of the New Port Columbus Lease entered into by the Registrant and the Airport Authority.  That description is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.                                              Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired:  Not Applicable.

(b)                                 Pro forma financial information:  Not Applicable.

(c)                                  Exhibits.  The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description
2.1

Leasehold Improvements Purchase Agreement, dated January 20, 2004, between Columbus Regional Airport Authority and AirNet Systems, Inc. (incorporated herein by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, dated February 20, 2004 and filed with the SEC on February 24, 2004 (File No. 1-13025))

10.1	Lease Termination Agreement, entered into to be effective as of December 15, 2004, between Columbus Regional Airport Authority and AirNet Systems, Inc.

10.2	Lease, entered into as of December 15, 2004, between Columbus Regional Airport Authority and AirNet Systems, Inc.

10.3	Amendment No. 1 to Land Lease, entered into to be effective as of April 5, 2004, between Columbus Regional Airport Authority and AirNet Systems, Inc.

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signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: December 21, 2004	By:	/s/ Gary W. Qualmann
Gary W. Qualmann
Chief Financial Officer,
Treasurer and Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated December 21, 2004

AirNet Systems, Inc.

Exhibit No.	Description

2.1

Leasehold Improvements Purchase Agreement, dated January 20, 2004, between Columbus Regional Airport Authority and AirNet Systems, Inc. (incorporated herein by reference to Exhibit 10.2 to AirNet Systems, Inc.’s Current Report on Form 8-K, dated February 20, 2004 and filed with the Securities and Exchange Commission on February 24, 2004 (File No. 1-13025))

10.1	Lease Termination Agreement, entered into to be effective as of December 15, 2004, between Columbus Regional Airport Authority and AirNet Systems, Inc.

10.2	Lease, entered into as of December 15, 2004, between Columbus Regional Airport Authority and AirNet Systems, Inc.

10.3	Amendment No. 1 to Land Lease, entered into to be effective as of April 5, 2004, between Columbus Regional Airport Authority and AirNet Systems, Inc.